UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

April 4, 2007
Date of Report (Date of earliest event reported)

NYSE Euronext
(Exact name of registrant as specified in its charter)

Delaware	001-33392	20-5110848
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

11 Wall Street
New York, New York		10005
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (212) 656-3000

NYSE Euronext, Inc.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01.    COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

            On April 4, 2007, NYSE Group, Inc., a Delaware corporation (“NYSE Group”), and Euronext N. V., a company organized under the laws of The Netherlands (“Euronext”), combined their businesses (the “Combination”) as contemplated by the Combination Agreement, dated as of June 1, 2006, as amended and restated as of November 24, 2006 (the “Combination Agreement”), by and among NYSE Group, Euronext, NYSE Euronext, Inc., a Delaware corporation, and Jefferson Merger Sub, Inc., a Delaware corporation (“Merger Sub”). As a result of the Combination, NYSE Group became a wholly owned subsidiary of NYSE Euronext, a Delaware corporation, and NYSE Euronext acquired more than 90% of the outstanding shares of Euronext. Pursuant to the Combination Agreement, Euronext’s business was brought under NYSE Euronext through an exchange offer (the “Offer”) by NYSE Euronext, through its indirect wholly owned subsidiary NYSE Euronext (Holding) N.V., to acquire all of the outstanding shares of Euronext for €21.32 in cash and 0.98 of a share of NYSE Euronext common stock. The settlement and delivery of the Euronext shares tendered in the Offer occurred on April 4, 2007.

            After the settlement of the Offer, and pursuant to the Combination Agreement, NYSE Group’s business was brought under NYSE Euronext through a merger of NYSE Group and Merger Sub (the “Merger”) that occurred on April 4, 2007, with Merger Sub continuing as the surviving corporation and changing its name to “NYSE Group, Inc.” At the effective time of the Merger, each share of NYSE Group common stock issued and outstanding immediately prior to the effective time of the Merger (other than any share of NYSE Group common stock owned by NYSE Group or Merger Sub and in each case not held on behalf of third parties (each, an ‘‘Excluded Share”)) was automatically converted into the right to receive one fully paid and nonassessable share of common stock of NYSE Euronext, and each Excluded Share ceased to be outstanding, was cancelled and retired without payment of any consideration therefor and ceased to exist. From and after the effective time of the Merger, all NYSE Group common stock was cancelled and retired and ceased to exist. Shares of NYSE Euronext common stock that were issued to NYSE Group stockholders in the merger are subject to the same transfer restrictions, if any, that the shares of NYSE Group common stock were subject to prior to the Merger.

            On April 2, 2007, NYSE Euronext commenced a subsequent offering period to acquire Euronext shares that were not tendered during the initial Offer period. The subsequent offering period is scheduled to expire on April 17, 2007. Following the successful completion of the subsequent Offer period, NYSE Euronext plans to effectuate a corporate reorganization of Euronext and its subsidiaries (referred to as the post-closing reorganization) that is intended to result in the business of Euronext being held in wholly owned subsidiaries of NYSE Euronext. If NYSE Euronext acquires 95% or more of the outstanding Euronext shares in the Offer (including during the subsequent offering period), it intends to effect the post-closing reorganization through a compulsory acquisition of Euronext shares under Dutch law.

ITEM 5.02.	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS

                         Effective April 4, 2007, NYSE Euronext appointed the following Directors and Management Committee members:

Directors

Jan-Michiel Hessels (Chairman)	Shirley Ann Jackson
Marshall N. Carter (Deputy Chairman)	James S. McDonald
John A. Thain	Duncan M. McFarland
Jean-François Théodore	James J. McNulty
Ellyn L. Brown	Baron Jean Peterbroeck
Sir George Cox	Alice M. Rivlin
André Dirckx	Ricardo Salgado
William E. Ford	Robert B. Shapiro
Sylvain Hefes	Rijnhard van Tets
Dominique Hoenn	Karl M. von der Heyden
Patrick Houël	Sir Brian Williamson

Management Committee Members

John A. Thain	Member of Management Committee,
Chief Executive Officer
Jean-François Théodore	Member of Management Committee,
Deputy Chief Executive Officer
Tarak Achiche	Member of Management Committee
Roland Bellegarde	Member of Management Committee
Dale B. Bernstein	Member of Management Committee
Nelson Chai	Member of Management Committee,
Chief Financial Officer
Hugh Freedberg	Member of Management Committee
Serge Harry	Member of Management Committee
Catherine R. Kinney	Member of Management Committee
Olivier Lefebvre	Member of Management Committee
Miguel Athayde Marques	Member of Management Committee
Gerald D. Putnam	Member of Management Committee
Rachel F. Robbins	Member of Management Committee,
General Counsel
Margaret D. Tutwiler	Member of Management Committee
Joost van der Does de Willebois	Member of Management Committee

            With the exception of Mr. Harry, the information regarding the directors and management committee members listed above required by this item has been previously filed under the heading “DIRECTORS AND MANAGEMENT OF NYSE EURONEXT AFTER THE COMBINATION” in the prospectus dated February 15, 2007, filed by NYSE Euronext with the SEC on February 16, 2007 pursuant to Rule 424(b)(3) promulgated under the U.S. Securities Act of 1933, as amended (Commission File No. 333-137506). This information is hereby incorporated herein by reference.

            Mr. Harry, age 47, will serve as a Member of the Management Committee of NYSE Euronext and group head of corporate strategy. Mr. Harry has been the head of finance and general services of Euronext. He was appointed chief financial officer of Euronext in 2000 when the company was created. Prior to that, Mr. Harry served as deputy chief executive of ParisBourse S.A. since June 1999. Before joining ParisBourse S.A., Mr. Harry spent sixteen years at Sicovam (now Euroclear France) where he served as general secretary in charge of finance, legal, human resources, general services and communication. During that time, he also monitored, in 1997 and 1998, the switch of the French financial markets to the Euro which took place on 1st January 1999. Mr. Harry is currently a member of the boards of GL Trade and MTS S.p.a. He also serves on the audit committee of Atos Euronext Market Solutions Holding S.A.S.

            Additionally, effective April 9, 2007, NYSE Euronext appointed Duncan L. Niederauer, as a Management Committee member of NYSE Euronext. The information regarding Duncan L. Niederauer required by this item is contained in the current report on Form 8-K filed by NYSE Group on February 27, 2007, pursuant to the U.S. Securities Exchange Act of 1934, as amended, and is hereby incorporated herein by reference.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

            (a) Financial Statements

                       The information required by this item was previously disclosed in Exhibit 99.1 to the current report on Form 8-K filed by NYSE Euronext on March 26, 2007 and is hereby incorporated herein by reference.

            (b) Pro Forma Financial Information

                       The information required by this item was previously disclosed in Exhibit 99.2 to the current report on Form 8-K filed by NYSE Euronext on March 26, 2007 and is hereby incorporated herein by reference.

            (d) Exhibits

Exhibit Number	Description

2.1	Amended and Restated Combination Agreement, dated as of November 24, 2006, by and among
NYSE Group, Inc., Euronext N.V., NYSE Euronext, Inc., and Jefferson Merger Sub, Inc.
(incorporated by reference to Exhibit

2.1 to the NYSE Group, Inc. current report on Form 8-K filed on November 29, 2006)

99.1	Press Release, “Shares of NYSE Euronext begin trading, marking the beginning of the first truly global financial marketplace,” dated April 4, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NYSE EURONEXT

Dated: April 4, 2007	By: /s/ Rachel F. Robbins
Name: Rachel F. Robbins
Title: Member of Management Committee,
General Counsel

Cautionary Note Regarding Forward-Looking Statements

            Certain statements in this presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, statements concerning NYSE Euronext’s plans, objectives, expectations and intentions and other statements that are not historical or current facts. Forward-looking statements are based on NYSE Euronext’s current expectations and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such forward-looking statements. Factors that could cause NYSE Euronext’s results to differ materially from current expectations include, but are not limited to: NYSE Euronext’s ability to implement its strategic initiatives, economic, political and market conditions and fluctuations, government and industry regulation, interest rate risk and U.S. and global competition, and other factors detailed in NYSE Euronext’s Registration Statement on Form S-4 (File No. 333-137506), NYSE Euronext Registration Statement (“document de base”) filed with the French Autorité des Marchés Financiers (the “AMF”) (Registered on November 30, 2006 under No. 06-0184), Annual Report on Form 10-K and other periodic reports filed with the U.S. Securities and Exchange Commission or the French Autorité des Marchés Financiers. In addition, these statements are based on a number of assumptions that are subject to change. Accordingly, actual results may be materially higher or lower than those projected. The inclusion of such projections herein should not be regarded as a representation by NYSE Euronext that the projections will prove to be correct. This presentation speaks only as of this date. NYSE Euronext disclaims any duty to update the information herein.

Additional Information Regarding the Pending Transaction

            In connection with the pending business combination transaction between NYSE Group and Euronext, a newly formed holding company, NYSE Euronext, has filed a registration statement (“document de base”) with the AMF in France, registered on November 30, 2006 under number I.06-184, for the purpose of listing its shares on Eurolist by Euronext. NYSE Euronext’s registration statement is available on the websites of the AMF (www.amffrance.org) and Euronext (www.euronext.com) and may be obtained free of charge from Euronext. In addition, in connection with NYSE Euronext’s exchange offer for Euronext shares, NYSE Euronext has filed an offer document (“note d'information”) and Euronext has filed a response document (“note en réponse”) with the AMF in France.

            On January 18, 2007, the AMF cleared the exchange offer and issued visa no. 07-018 on NYSE Euronext’s document and visa no 07-019 on Euronext’s document. On February 14, 2007, NYSE Euronext also filed with the AMF an update on the legal, financial and accounting information concerning NYSE Euronext, which also contains legal, financial and accounting information concerning NYSE Euronext (Holding). On the same date, Euronext filed with the AMF an update on the legal, financial and accounting information concerning Euronext. These offering materials are available on the website of the AMF (www.amf-france.org). The NYSE Euronext exchange offer documents may also be obtained free of charge from the presenting banks, namely Citigroup Global Markets Limited, Société Générale and JPMorgan and Euronext exchange offer documents are available on the website of Euronext (www.euronext.com) and may be obtained free of charge from Euronext.

EURONEXT SHAREHOLDERS ARE URGED TO READ THE OFFERING MATERIALS FILED BY NYSE EURONEXT AND EURONEXT WITH THE AMF BECAUSE THESE DOCUMENTS CONTAIN IMPORTANT INFORMATION REGARDING THE OFFER.

            NYSE Euronext has filed with the SEC a Registration Statement on Form S-4 (File No. 333-137506) (the “Form S-4”) that includes a form of proxy statement of NYSE Group, shareholder circular of Euronext, and exchange offer prospectus, each of which constitutes a prospectus of NYSE Euronext. The SEC declared the Form S-4 effective on November 27, 2006. NYSE Euronext and NYSE Group have filed other publicly available relevant documents concerning the proposed transaction with the SEC.

            On February 16, 2007, NYSE Euronext filed a definitive exchange offer prospectus, dated February 15, 2007 (the “exchange offer prospectus”), meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended. No offering of securities in the United States shall be made except by means of such prospectus.

U.S. HOLDERS OF EURONEXT SHARES ARE URGED TO READ THE EXCHANGE OFFER PROSPECTUS BECAUSE THIS DOCUMENT CONTAINS IMPORTANT INFORMATION REGARDING THE PROPOSED EXCHANGE OFFER.

            U.S. Holders of Euronext shares may obtain a free copy of the Form S-4, the exchange offer prospectus and other related documents filed by NYSE Group and NYSE Euronext with the SEC at the SEC's Web site at www.sec.gov.

            This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.